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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 14, 2000 included in the Prospectus filed on September 29, 2000 with the Securities and Exchange Commission (File No. 333-39748).

PricewaterhouseCoopers LLP

Hartford, Connecticut
September 29, 2000